                                  EXHIBIT 99.1


                    POPULAR ABS MORTGAGE PASS-THROUGH TRUST,
                                  SERIES 2005-A

                                   TERM SHEET

                                   May 2, 2005

                         [LOGO OF POPULAR ABS, INC.(SM)]

                                  $235,710,000
                   (Approximate, Subject to +/- 10% Variance)

                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer

             FRIEDMAN BILLINGS RAMSEY       RBS GREENWICH CAPITAL
                              Co-Lead Underwriters

                       COMPUTATIONAL MATERIALS DISCLAIMER
The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                  [LOGO OF FBR]

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                    Popular ABS Mortgage Pass-Through Trust,
                                  Series 2005-A

                 Principal    WAL (Years)     Payment Window     Expected Rating     Interest         Principal
Class(1),(4)    Balance ($)   Call/Mat(5)   (Mths) Call/Mat(5)    (S&P/Moody's)        Type              Type
-------------   -----------   -----------   ------------------   ---------------   -----------    -----------------
AF-1             42,490,000   1.20 / 1.20    1 - 29 /  1 - 29       AAA/Aaa        Floating(2)    Senior Sequential
AF-2             26,390,000   3.00 / 3.00   29 - 53 / 29 - 53       AAA/Aaa         Fixed(3)      Senior Sequential
AF-3              7,930,000   5.00 / 5.00   53 - 68 / 53 - 68       AAA/Aaa         Fixed(3)      Senior Sequential
AF-4             15,210,000   7.50 / 9.86   68 - 97 / 68 - 221      AAA/Aaa         Fixed(3)      Senior Sequential
AF-5             10,230,000   6.69 / 6.85   46 - 97 / 46 - 113      AAA/Aaa         Fixed(3)         Senior NAS
AV               83,190,000   1.06 / 1.06    1 - 29 /  1 - 29       AAA/Aaa        Floating(2)         Senior
M-1              23,160,000   5.45 / 6.08   41 - 97 / 41 - 197      AA/Aa2         Floating(2)       Subordinate
M-2              14,050,000   5.38 / 5.97   39 - 97 / 39 - 179       A/A2          Floating(2)       Subordinate
M-3               2,830,000   5.37 / 5.92   39 - 97 / 39 - 163       A-/A3         Floating(2)       Subordinate
M-4               4,560,000   5.36 / 5.88   38 - 97 / 38 - 158      BBB+/Baa1      Floating(2)       Subordinate
M-5               2,340,000   5.35 / 5.85   38 - 97 / 38 - 150      BBB/Baa2       Floating(2)       Subordinate
M-6               3,330,000   5.35 / 5.81   38 - 97 / 38 - 146      BBB-/Baa3      Floating(2)       Subordinate
B-1               4,310,000          Not Publicly Offered            BB+/NR          Floating        Subordinate
B-2               3,330,000          Not Publicly Offered             BB/NR          Floating        Subordinate
B-3               3,084,000          Not Publicly Offered            BB-/NR          Floating        Subordinate
  TOTAL:        246,434,000

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, and Class AF-5 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-1, Class AV, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are priced to call. The margin on the Class AV Certificates will be multiplied by 2 and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will be multiplied by 1.5 on any Distribution Date after the Optional Termination may be first exercised.
(3) The Class AF-2, Class AF-3, Class AF-4, and Class AF-5 Certificates are priced to call. The fixed rate coupon on the Class AF-4 and Class AF-5 Certificates will increase by 0.50% on any Distribution Date after the Optional Termination may be first exercised.
(4)  See "Net WAC Cap" herein.
(5)  See "Pricing Prepayment Speed" herein.

CONTACT INFORMATION:

                  FBR                                FBR
              ABS BANKING                   ABS TRADING/SYNDICATE
       Mike Ciuffo (703) 312-1889      Salmaan Siddiqui (703) 469-1225
       Dane Smith (703) 312-1896

                   FBR
            ABS STRUCTURING                    STANDARD & POOR'S
     Anna Zuckerman (703) 469-1283       Victor Bhagat (212) 438-1130
         Tol Ho (703) 312-1737

                 MOODY'S
      Danise Chui (212) 553-1022

Depositor:                  Popular ABS, Inc.

Servicer:                   Equity One, Inc. ("EQUITY ONE"), an indirect
                            subsidiary of Popular, Inc.

Co Lead Underwriters:       Friedman, Billings, Ramsey & Co., Inc. ("FBR") and
                            Greenwich Capital Markets, Inc. ("RBS GREENWICH
                            CAPITAL").

Trustee/Custodian:          JPMorgan Chase Bank, N.A.

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

Offered Certificates:       The Class AF-1, Class AF-2, Class AF-3, Class AF-4
                            and Class AF-5 Certificates (collectively, the
                            "CLASS AF CERTIFICATES") and the Class AV
                            Certificates are collectively referred to herein as the "SENIOR CERTIFICATES" or "CLASS A CERTIFICATES".
                            The Class M-1, Class M-2, Class M-3, Class M-4,
                            Class M-5 and Class M-6 Certificates are collectively referred to herein as the "OFFERED
                            SUBORDINATE CERTIFICATES". The Offered Subordinate
                            Certificates and the Class B-1, Class B-2 and Class
                            B-3 Certificates are together referred to herein as the "SUBORDINATE CERTIFICATES". The Senior
                            Certificates and the Offered Subordinate
                            Certificates are collectively referred to herein as the "OFFERED CERTIFICATES." The Class B-1, Class B-2 and Class B-3 Certificates will not be offered publicly.

Federal Tax Status:         It is anticipated that the Offered Certificates
                            generally will represent ownership of REMIC regular interests for tax purposes.

Registration:               The Offered Certificates will be available in
                            book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear
                            System.

Cut-off Date:               May 1, 2005.

Expected Pricing Date:      On or about May [4], 2005.

Expected Closing Date:      On or about May 17, 2005.

Expected Settlement Date    On or about May 17, 2005.

Distribution Date:          The 25th day of each month (or if not a business
                            day, the next succeeding business day) commencing in June 2005.

Accrued Interest:           The price to be paid by investors for the Class
                            AF-1, Class AV, Class M-1, Class M-2, Class M-3,
                            Class M-4, Class M-5 and Class M-6 Certificates will not include accrued interest (settling flat). The
                            Class AF- 2, Class AF-3, Class AF-4 and Class AF-5
                            Certificates will settle with accrued interest of 16 days.

Interest Accrual Period:    The interest accrual period for each Distribution
                            Date with respect to the Class AF-1, Class AV, Class
                            M- 1, Class M-2, Class M-3, Class M-4, Class M-5,
                            Class M-6, Class B-1, Class B-2 and Class B-3
                            Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date
                            (on an actual/360 basis). The interest accrual period for each Distribution Date with respect to the Class AF-2, Class AF-3, Class AF-4 and Class
                            AF-5 Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

ERISA Eligibility:          The Offered Certificates are expected to be ERISA
                            eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:          The Offered Certificates are not expected to
                            constitute "mortgage related securities" for purposes of SMMEA.

Servicing Fee:              With respect to each Distribution Date, the Servicer
                            will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.

Trustee Fee:                With respect to each Distribution Date, the Trustee
                            will be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

Optional Termination:       The terms of the transaction allow for a clean-up
                            call of the Mortgage Loans and the retirement of the Offered Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage
                            Loans as of the Cut-off Date.

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

Pricing Prepayment Speed:   The Offered Certificates will be priced based on the
                            following collateral prepayment assumptions:
                            FRM Loans:  100% PPC (100% PPC: 2.00% - 20.00% CPR
                            over 10 months, 20% thereafter)
                            ARM Loans: 100% PPC (100% PPC: 28.00% CPR)

Mortgage Loans:             As of the Cut-off Date, the aggregate principal
                            balance of the Mortgage Loans was approximately
                            $246,434,491.80, of which: (i) approximately
                            $102,253,488.56 consisted of a pool of fixed-rate, first lien mortgage loans (the "GROUP I MORTGAGE
                            LOANS") and (ii) approximately $144,181,003.24 consisted of a pool of adjustable-rate, first lien mortgage loans (the "GROUP II MORTGAGE LOANS"). The
                            Group I Mortgage Loans and the Group II Mortgage
                            Loans are collectively referred herein as the "MORTGAGE LOANS". See the attached collateral descriptions for additional information on the Mortgage Loans.

Pass-Through Rate:          The "PASS-THROUGH RATE" on each Class of
                            Offered Certificates, Class B-1 Certificates, Class
                            B-2 Certificates and Class B-3 Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Net WAC Cap.

Formula Rate:               The "FORMULA RATE" for the Class AF-1, Class
                            AV, Class M-1, Class M-2, Class M-3, Class M-4,
                            Class M-5, Class M-6, Class B-1, Class B-2 and Class
                            B-3 Certificates will be equal to the lesser of (i)
                            One Month LIBOR plus the margin for such Class and
                            (ii) 14.00%.

                            The "FORMULA RATE" for the Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates will be the applicable fixed rate set at pricing of each such Class.

Adjusted Net Mortgage       The "ADJUSTED NET MORTGAGE RATE" for each Mortgage
Rate:                       Loan is equal to the loan rate less the sum of (i)
                            the Servicing Fee rate and (ii) the Trustee Fee rate.

Net WAC Cap:                The "NET WAC CAP" with respect to each Distribution
                            Date is a rate equal to:

                            a) with respect to the Class AF-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE CLASS AF CAP").

                            b) with respect to the Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "FIXED CLASS AF CAP").

                            c) with respect to the Class AV Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "CLASS AV CAP").

                            d) with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B- 1, Class B-2 and Class B-3 Certificates, the lesser of
                            (i) the Class AV Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

Net WAC Cap Carryover       If on any Distribution Date the Pass-Through Rate
Amount:                     for the Offered Certificates or the Class B-1, Class
                            B-2 and Class B-3 Certificates is limited by the related Net WAC Cap, the "NET WAC CAP CARRYOVER
                            AMOUNT" for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any related Net WAC Cap
                            Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related Formula Rate. Any Net WAC Cap Carryover
                            Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

Credit Enhancement:         Consists of the following:
                            1.   Excess Cashflow
                            2.   Overcollateralization Amount and
                            3.   Subordination

Excess Cashflow:            The "EXCESS CASHFLOW" for any Distribution Date will
                            be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."

Overcollateralization       The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") is
Amount:                     equal to the excess of (i) the aggregate principal
                            balance of the Mortgage Loans over (ii) the aggregate principal balance of the Offered
                            Certificates and Class B-1, Class B-2 and Class B-3
                            Certificates. On the Closing Date, the
                            Overcollateralization Amount will be equal to approximately zero. On each Distribution Date, Excess Cashflow, if any, will be used to build O/C until the Targeted Overcollateralization Amount is reached.

Targeted                    Prior to the Stepdown Date, the "Targeted
Overcollateralization       Overcollateralization Amount" is equal to the sum of
Amount:                     (a) approximately 2.15% of the aggregate principal
                            balance of the Mortgage Loans as of the Cut-off Date and (b) the Aggregate Class B Early Distribution
                            Amount.

                            On or after the Stepdown Date, the Targeted
                            Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and
                            (b) the greater of (i) the excess of (x) approximately 13.00% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1, Class B-2 and Class B-3 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class B-1, Class B-2 and Class B-3 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a Trigger Event has occurred on the related Distribution Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date (after taking into account any distributions of principal made with respect to the Class B-1, Class B-2 and Class B-3 Certificates on the prior Distribution Date).

Stepdown Date:              The earlier to occur of

                            1. the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero; and

                            2.   the later to occur of
                                   a.   the Distribution Date occurring in
                                        June 2008 and
                                   b. the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 53.80%.

Aggregate Class B Early     As of any Distribution Date, the aggregate sum of
Distribution Amount:        all amounts paid to the Class B-1, Class B-2 and
                            Class B-3 Certificates on prior Distribution Dates from Excess Cashflow pursuant to clauses 5), 6) and
                            7) of "Priority of Distributions".

Senior Enhancement          The "SENIOR ENHANCEMENT PERCENTAGE" for a
Percentage:                 Distribution Date is equal to (a) the sum of the
                            aggregate principal balance of the Subordinate
                            Certificates and the Overcollateralization Amount, in each case before taking into account any payments of principal to the Certificates on that Payment
                            Date divided by (b) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period.

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

Expected Credit Support     Initial Credit Support     Expected Credit Support
Percentages:                   On Closing Date        On or After Stepdown Date
                            ----------------------    -------------------------
                              CLASS        PERCENT      CLASS           PERCENT
                            ---------      -------    ---------         -------
                             Class A         24.75%    Class A            53.80%
                            Class M-1        15.35%   Class M-1           35.00%
                            Class M-2         9.65%   Class M-2           23.60%
                            Class M-3         8.50%   Class M-3           21.30%
                            Class M-4         6.65%   Class M-4           17.60%
                            Class M-5         5.70%   Class M-5           15.70%
                            Class M-6         4.35%   Class M-6           13.00%
                            Class B-1         2.60%   Class B-1            9.50%
                            Class B-2         1.25%   Class B-2            6.80%
                            Class B-3         0.00%   Class B-3            4.30%

Trigger Event:              A "TRIGGER EVENT" is in effect on any Distribution
                            Date on or after the Stepdown Date, if either (i) the six month rolling average 60+ delinquency percentage equals or exceeds [30.50]% of the current
                            Senior Enhancement Percentage or (ii) cumulative realized losses as a percentage of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, for the related Distribution
                            Date are greater than:

                            Distribution Date Occurring In                          Percentage
                            ------------------------------   --------------------------------------------------------
                            June 2007-May 2008               [1.50]% for the first month plus an additional 1/12th of
                                                             [1.50]% for each month thereafter

                            June 2008-May 2009               [3.00]% for the first month plus an additional 1/12th of
                                                             [1.75]% for each month thereafter

                            June 2009-May 2010               [4.75]% for the first month plus an additional 1/12th of
                                                             [1.50]% for each month thereafter

                            June 2010-May 2011               [6.25]% for the first month plus an additional 1/12th of
                                                             [1.00]% for each month thereafter

                            June 2011 and thereafter         [7.25]%

Realized Losses:            If a Mortgage Loan becomes a liquidated loan, the
                            net liquidation proceeds relating thereto may be less than the principal balance of such Mortgage
                            Loan. The amount of such difference is a "Realized
                            Loss." Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount. Following the reduction of the Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-3
                            Certificates, then to the Class B-2 Certificates, then to the Class B-1 Certificates, then to the Class M-6 Certificates, then to the Class M-5
                            Certificates, then to the Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates and then to the Class M- 1
                            Certificates.

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

Priority of Distributions:      Available funds from the Mortgage Loans will be
                                distributed as follows:

                            1) Interest funds, as follows: first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the Senior Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan groups), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class M-5 Certificates, eighth, monthly interest to the Class M-6 Certificates, ninth monthly interest to the Class B-1 Certificates, tenth monthly interest to the Class B-2 Certificates and eleventh monthly interest to the Class B-3 Certificates.

                            2) Principal funds, as follows: monthly principal to the Senior Certificates as described under "Principal Paydown", based on the principal collected from the related loan group (and to the extent remaining unpaid, from principal remaining from the other loan groups), as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 Certificates as described under "Principal Paydown", then monthly principal to the Class M-6 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under "Principal Paydown", then monthly principal to the Class B-2 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-3 Certificates as described under "Principal Paydown."

                            3) Excess Cashflow as follows in the following order:

                                 a) any remaining unpaid interest to the Senior Certificates pro rata.

                                 b) as principal to the Offered Certificates, Class B-1, Class B-2 and Class B-3 Certificates to build or maintain O/C as described under "Principal Paydown".

                                 c) any previously unpaid interest to the Class M-1 Certificates.

                                 d) any unpaid applied Realized Loss amount to the Class M-1 Certificates.

                                 e) any previously unpaid interest to the Class M-2 Certificates.

                                 f) any unpaid applied Realized Loss amount to the Class M-2 Certificates.

                                 g) any previously unpaid interest to the Class M-3 Certificates.

                                 h) any unpaid applied Realized Loss amount to the Class M-3 Certificates.

                                 i) any previously unpaid interest to the Class M-4 Certificates.

                                 j) any unpaid applied Realized Loss amount to the Class M-4 Certificates.

                                 k) any previously unpaid interest to the Class M-5 Certificates.

                                 l) any unpaid applied Realized Loss amount to the Class M-5 Certificates.

                                 m) any previously unpaid interest to the Class M-6 Certificates.

                                 n) any unpaid applied Realized Loss amount to the Class M-6 Certificates.

                                 o) any previously unpaid interest to the Class B-1 Certificates.

                                 p) any unpaid applied Realized Loss amount to the Class B-1 Certificates.

                                 q) any previously unpaid interest to the Class B-2 Certificates.

                                 r) any unpaid applied Realized Loss amount to the Class B-2 Certificates.

                                 s) any previously unpaid interest to the Class B-3 Certificates.

                                 t) any unpaid applied Realized Loss amount to the Class B-3 Certificates.

                            4) Any remaining Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                Offered Certificates and the Class B-1,
                                Class B-2 and Class B-3 Certificates, pro rata.

                            5) Any remaining Excess Cashflow to the Class B-3 as principal until its principal balance has been reduced to zero.

                            6) Any remaining Excess Cashflow to the Class B-2 as principal until its principal balance has been reduced to zero.

                            7) Any remaining Excess Cashflow to the Class B-1 as principal until its principal balance has been reduced to zero.

                            8) Any remaining Excess Cashflow to the non-offered certificates (other than the Class B-1 Class B-2 and Class B-3 Certificates) as described in the pooling agreement.

Principal Paydown:              1)   Prior to the Stepdown Date or if a Trigger
                                     Event is in effect, principal will be paid to the Senior Certificates generally pro rata based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan groups). After the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2
                                     Certificates, iii) the Class M-3
                                     Certificates, iv) the Class M-4
                                     Certificates, v) the Class M-5
                                     Certificates, vi) the Class M-6
                                     Certificates, vii) the Class B-1
                                     Certificates, viii) the Class B-2
                                     Certificates, and then ix) the Class B-3
                                     Certificates.

                                2)   On or after the Stepdown Date and if a
                                     Trigger Event is not in effect, all the
                                     Offered Certificates and the Class B-1,
                                     Class B-2 and Class B-3 Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates, generally pro rata, based on the principal collected from the related loan groups (and to the extent remaining unpaid, from excess principal from the other loan groups), such that the Senior Certificates will have at least 53.80% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 35.00% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 23.60% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 21.30% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 17.60% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 15.70% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 13.00% credit enhancement, eighth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 9.50% credit enhancement, ninth to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 6.80% credit enhancement, and tenth to the Class B-3 Certificates such that the Class B-3 Certificates will have at least 4.30% credit enhancement (subject, in each case, to any overcollateralization floors).

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

Class AF Principal          Principal allocated to the Class AF Certificates
Distribution:               will be distributed in the following order of
                            priority:

                                1.

                                     a.   To the Class AF-5 Certificates, the
                                          Lockout Percentage of their pro-rata
                                          share of principal allocated to the
                                          Class AF Certificates until month 108
                                          as described below until its principal
                                          balance is reduced to zero.

                                               Month     Lockout Percentage
                                              --------   ------------------
                                               1 -  36           0%
                                              37 -  60          45%
                                              61 -  72          80%
                                              73 -  84         100%
                                              85 - 108         300%

                                     b.   To the Class AF-5 Certificates, 100%
                                          of the principal allocated to the
                                          Class AF Certificates in or after
                                          month 109 until its principal balance
                                          is reduced to zero.

                                2. Sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates until their respective principal balances are reduced to zero.

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

Yield Maintenance           On the Closing Date, the Trustee will enter into a
Agreement:                  yield maintenance agreement with a counterparty (the
                            "COUNTERPARTY") for the benefit of the Subordinate
                            Certificates (the "YIELD MAINTENANCE AGREEMENT").
                            The notional balance and strike rate of the Yield
                            Maintenance Agreement on each Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10.50%) exceeds the Cap Strike. The Yield Maintenance
                            Agreement will terminate after the Distribution Date in July 2013. Any payments received from the Yield
                            Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Subordinate
                            Certificates to pay any related unpaid Net WAC Cap
                            Carryover Amounts to the extent not covered by Available Funds.

                                  Yield Maintenance Agreement Schedule
                              ----------------------------------------------
                                                     Cap Strike  Cap Ceiling
                              Period   Notional ($)      (%)          (%)
                              ------  -------------  ----------  -----------
                                1     60,994,000.00    4.918%       10.500%
                                2     60,994,000.00    6.394%       10.500%
                                3     60,994,000.00    6.188%       10.500%
                                4     60,994,000.00    6.188%       10.500%
                                5     60,994,000.00    6.394%       10.500%
                                6     60,994,000.00    6.188%       10.500%
                                7     60,994,000.00    6.394%       10.500%
                                8     60,994,000.00    6.188%       10.500%
                                9     60,994,000.00    6.188%       10.500%
                                10    60,994,000.00    6.851%       10.500%
                                11    60,994,000.00    6.188%       10.500%
                                12    60,994,000.00    6.394%       10.500%
                                13    60,994,000.00    6.188%       10.500%
                                14    60,994,000.00    6.394%       10.500%
                                15    60,994,000.00    6.188%       10.500%
                                16    60,994,000.00    6.188%       10.500%
                                17    60,994,000.00    6.394%       10.500%
                                18    60,994,000.00    6.188%       10.500%
                                19    60,994,000.00    6.409%       10.500%
                                20    60,994,000.00    6.203%       10.500%
                                21    60,994,000.00    6.203%       10.500%
                                22    60,994,000.00    6.894%       10.500%
                                23    60,994,000.00    7.692%       10.500%
                                24    60,994,000.00    7.942%       10.500%
                                25    60,994,000.00    7.684%       10.500%
                                26    60,994,000.00    7.934%       10.500%
                                27    60,994,000.00    7.673%       10.500%
                                28    60,994,000.00    7.677%       10.500%
                                29    60,994,000.00    8.666%       10.500%
                                30    60,994,000.00    8.378%       10.500%
                                31    60,994,000.00    8.653%       10.500%
                                32    60,994,000.00    8.365%       10.500%
                                33    60,994,000.00    8.357%       10.500%
                                34    60,994,000.00    8.940%       10.500%
                                35    60,994,000.00    9.054%       10.500%
                                36    60,994,000.00    9.344%       10.500%
                                37    60,994,000.00    9.032%       10.500%
                                38    60,344,021.20    9.321%       10.500%
                                39    58,249,686.11    9.009%       10.500%
                                40    56,205,357.45    9.001%       10.500%
                                41    54,209,841.72    9.290%       10.500%
                                42    52,261,926.05    8.980%       10.500%
                                43    50,213,048.15    9.267%       10.500%
                                44    48,079,521.98    8.958%       10.500%
                                45    45,996,808.49    8.947%       10.500%
                                46    44,275,809.25    9.896%       10.500%
                                47    43,208,017.62    8.927%       10.500%
                                48    42,165,618.36    9.214%       10.500%
                                49    41,147,995.26    8.905%       10.500%
                                50    40,154,547.42    9.191%       10.500%
                                51    39,184,688.83    8.884%       10.500%
                                52    38,237,847.97    8.873%       10.500%
                                53    37,313,467.52    9.157%       10.500%
                                54    36,411,003.90    8.851%       10.500%
                                55    35,529,927.02    9.135%       10.500%
                                56    34,669,719.86    8.834%       10.500%
                                57    33,829,907.01    8.823%       10.500%
                                58    33,009,966.36    9.784%       10.500%
                                59    32,209,557.77    8.826%       10.500%
                                60    31,428,066.78    9.109%       10.500%
                                61    30,665,037.46    8.805%       10.500%
                                62    29,920,025.09    9.089%       10.500%
                                63    29,192,605.00    8.785%       10.500%
                                64    28,482,344.57    8.786%       10.500%
                                65    27,788,874.79    9.068%       10.500%
                                66    27,111,747.34    8.765%       10.500%
                                67    26,450,569.68    9.046%       10.500%
                                68    25,804,958.91    8.745%       10.500%
                                69    25,174,547.87    8.734%       10.500%
                                70    24,558,965.58    9.671%       10.500%
                                71    23,957,887.15    8.724%       10.500%
                                72    23,370,933.89    9.004%       10.500%
                                73    22,797,767.65    8.703%       10.500%
                                74    22,238,058.56    8.982%       10.500%
                                75    21,691,484.83    8.681%       10.500%
                                76    21,157,732.52    8.671%       10.500%
                                77    20,636,495.37    8.948%       10.500%
                                78    20,127,474.61    8.649%       10.500%
                                79    19,630,378.74    8.926%       10.500%
                                80    19,144,923.39    8.628%       10.500%
                                81    18,670,831.10    8.617%       10.500%
                                82    18,207,831.20    9.200%       10.500%
                                83    17,755,659.58    8.596%       10.500%
                                84    17,314,058.59    8.872%       10.500%
                                85    16,882,776.82    8.575%       10.500%
                                86    16,461,568.99    8.850%       10.500%
                                87    16,050,195.78    8.554%       10.500%
                                88    15,648,423.66    8.543%       10.500%
                                89    15,256,024.79    8.817%       10.500%
                                90    14,872,776.86    8.523%       10.500%
                                91    14,498,462.93    8.796%       10.500%
                                92    14,132,871.33    8.502%       10.500%
                                93    13,775,795.51    8.492%       10.500%
                                94    13,427,033.92    9.390%       10.500%
                                95    13,086,389.88    8.471%       10.500%
                                96    12,753,671.49    8.743%       10.500%
                                97    12,428,691.46    8.450%       10.500%
                                98    12,111,267.02    8.722%       10.500%

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                       Subordinate Certificate Net WAC Cap

                                              Subordinate
                               Subordinate    Certificate
                               Certificate    Effective Net
                                 Net WAC          WAC
                      Period    Cap(1)(3)     Cap(1)(2)(3)
                      ------   -----------   --------------
                        1         4.92%          10.50%
                        2         6.39%          10.50%
                        3         6.19%          10.50%
                        4         6.19%          10.50%
                        5         6.39%          10.50%
                        6         6.19%          10.50%
                        7         6.39%          10.50%
                        8         6.19%          10.50%
                        9         6.19%          10.50%
                        10        6.85%          10.50%
                        11        6.19%          10.50%
                        12        6.39%          10.50%
                        13        6.19%          10.50%
                        14        6.39%          10.50%
                        15        6.19%          10.50%
                        16        6.19%          10.50%
                        17        6.39%          10.50%
                        18        6.19%          10.50%
                        19        6.41%          10.50%
                        20        6.20%          10.50%
                        21        6.20%          10.50%
                        22        6.89%          10.50%
                        23        7.69%          10.50%
                        24        7.94%          10.50%
                        25        7.68%          10.50%
                        26        7.93%          10.50%
                        27        7.67%          10.50%
                        28        7.68%          10.50%
                        29        8.67%          10.50%
                        30        8.38%          10.50%
                        31        8.65%          10.50%
                        32        8.37%          10.50%
                        33        8.36%          10.50%
                        34        8.94%          10.50%
                        35        9.05%          10.50%
                        36        9.34%          10.50%
                        37        9.03%          10.50%
                        38        9.32%          10.50%
                        39        9.01%          10.50%
                        40        9.00%          10.50%
                        41        9.29%          10.50%
                        42        8.98%          10.50%
                        43        9.27%          10.50%
                        44        8.96%          10.50%
                        45        8.95%          10.50%
                        46        9.90%          10.50%
                        47        8.93%          10.50%
                        48        9.21%          10.50%
                        49        8.91%          10.50%
                        50        9.19%          10.50%
                        51        8.88%          10.50%
                        52        8.87%          10.50%
                        53        9.16%          10.50%
                        54        8.85%          10.50%
                        55        9.13%          10.50%
                        56        8.83%          10.50%
                        57        8.82%          10.50%
                        58        9.78%          10.50%
                        59        8.83%          10.50%
                        60        9.11%          10.50%
                        61        8.80%          10.50%
                        62        9.09%          10.50%
                        63        8.79%          10.50%
                        64        8.79%          10.50%
                        65        9.07%          10.50%
                        66        8.76%          10.50%
                        67        9.05%          10.50%
                        68        8.75%          10.50%
                        69        8.73%          10.50%
                        70        9.67%          10.50%
                        71        8.72%          10.50%
                        72        9.00%          10.50%
                        73        8.70%          10.50%
                        74        8.98%          10.50%
                        75        8.68%          10.50%
                        76        8.67%          10.50%
                        77        8.95%          10.50%
                        78        8.65%          10.50%
                        79        8.93%          10.50%
                        80        8.63%          10.50%
                        81        8.62%          10.50%
                        82        9.20%          10.50%
                        83        8.60%          10.50%
                        84        8.87%          10.50%
                        85        8.57%          10.50%
                        86        8.85%          10.50%
                        87        8.55%          10.50%
                        88        8.54%          10.50%
                        89        8.82%          10.50%
                        90        8.52%          10.50%
                        91        8.80%          10.50%
                        92        8.50%          10.50%
                        93        8.49%          10.50%
                        94        9.39%          10.50%
                        95        8.47%          10.50%
                        96        8.74%          10.50%
                        97        8.45%          10.50%
                        98        8.72%          10.50%

(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                              EXCESS SPREAD (1)(2)

                      FWD 1        FWD 6
                      Month        Month       STATIC      FORWARD
          Period     LIBOR %      LIBOR %     LIBOR (%)   LIBOR (%)
          ------   -----------   ---------   ----------  ----------
            1         3.0888       3.4088      1.8060      1.8060
            2         3.1814       3.5233      2.5494      2.4798
            3         3.3257       3.6265      2.4553      2.2730
            4         3.4423       3.7151      2.4491      2.1796
            5         3.5536       3.7927      2.5290      2.1888
            6         3.7139       3.8564      2.4348      1.9806
            7         3.7593       3.9000      2.5118      2.0362
            8         3.8153       3.9304      2.4176      1.9040
            9         3.8706       3.9640      2.4081      1.8634
            10        3.8650       4.0030      2.6474      2.1431
            11        3.9394       4.0387      2.3891      1.8133
            12        3.9543       4.0757      2.4602      1.8892
            13        3.9501       4.1233      2.3687      1.8008
            14        3.9965       4.1695      2.4422      1.8560
            15        4.0446       4.2180      2.3578      1.7386
            16        4.0921       4.2696      2.3522      1.7081
            17        4.1395       4.3149      2.4225      1.7658
            18        4.1859       4.3597      2.3409      1.6569
            19        4.2293       4.4079      2.4168      1.7256
            20        4.2761       4.4050      2.3372      1.6197
            21        4.3213       4.3972      2.3308      1.5987
            22        4.3613       4.3850      2.5545      1.8432
            23        4.4021       4.3692      3.8253      3.0390
            24        4.4440       4.3528      3.8875      3.1173
            25        4.2456       4.3273      3.8195      3.1432
            26        4.2711       4.3487      3.8784      3.2232
            27        4.2948       4.3712      3.8102      3.1327
            28        4.3169       4.3923      3.8080      3.1392
            29        4.3410       4.4129      3.8782      3.7025
            30        4.3635       4.4341      3.8364      3.6200
            31        4.3855       4.4534      3.9204      3.7033
            32        4.4080       4.4613      3.8869      3.6180
            33        4.4302       4.4691      3.9134      3.6157
            34        4.4526       4.4747      4.0700      3.7960
            35        4.4730       4.4802      3.9753      3.6515
            36        4.4900       4.4859      4.0681      3.7438
            37        4.4051       4.4891      4.0352      3.7081
            38        4.4206       4.5055      4.0982      3.8688
            39        4.4354       4.5196      4.0243      3.8338
            40        4.4516       4.5341      4.0106      3.8593
            41        4.4663       4.5499      4.0543      3.9615
            42        4.4795       4.5623      3.9770      3.8684
            43        4.4944       4.5760      4.0143      3.9322
            44        4.5080       4.5821      3.9382      3.8418
            45        4.5215       4.5868      3.9183      3.8292
            46        4.5352       4.5912      4.0567      4.0360
            47        4.5472       4.5956      3.8810      3.8246
            48        4.5607       4.6001      3.9221      3.8778
            49        4.5084       4.6029      3.8590      3.8146
            50        4.5187       4.6146      3.8999      3.8684
            51        4.5277       4.6245      3.8365      3.7797
            52        4.5385       4.6353      3.8251      3.7619
            53        4.5484       4.6465      3.8656      3.8387
            54        4.5575       4.6547      3.8043      3.7511
            55        4.5673       4.6650      3.8488      3.8096
            56        4.5763       4.6746      3.7917      3.7282
            57        4.5867       4.6832      3.7841      3.7140
            58        4.5955       4.6917      3.9583      3.9445
            59        4.6026       4.7007      3.7944      3.7376
            60        4.6118       4.7094      3.8386      3.7963
            61        4.6785       4.7174      3.7788      3.6854
            62        4.6885       4.7268      3.8229      3.7447
            63        4.6974       4.7344      3.7628      3.6568
            64        4.7071       4.7442      3.7547      3.6535
            65        4.7164       4.7514      3.7987      3.7349
            66        4.7260       4.7578      3.7385      3.6460
            67        4.7353       4.7659      3.7823      3.7060
            68        4.7426       4.7780      3.7220      3.6178
            69        4.7518       4.7897      3.7151      3.6042
            70        4.7601       4.8023      3.8657      3.8180
            71        4.7667       4.8131      3.7041      3.6085
            72        4.7762       4.8251      3.7507      3.6715
            73        4.7664       4.8373      3.6932      3.5928
            74        4.7735       4.8440      3.7395      3.6565
            75        4.7812       4.8504      3.6817      3.5700
            76        4.7880       4.8583      3.6760      3.5597
            77        4.7945       4.8641      3.7223      3.6445
            78        4.8012       4.8698      3.6645      3.5581
            79        4.8082       4.8770      3.7108      3.6224
            80        4.8135       4.8879      3.6531      3.5365
            81        4.8200       4.9003      3.6474      3.5254
            82        4.8261       4.9127      3.7458      3.6667
            83        4.8312       4.9240      3.6361      3.5285
            84        4.8374       4.9371      3.6825      3.5933
            85        4.8884       4.9480      3.6248      3.4878
            86        4.8957       4.9539      3.6680      3.5500
            87        4.9008       4.9599      3.6071      3.4598
            88        4.9065       4.9650      3.5985      3.4469
            89        4.9127       4.9702      3.6421      3.5276
            90        4.9175       4.9749      3.5818      3.4377
            91        4.9230       4.9794      3.6256      3.5016
            92        4.9283       4.9996      3.5656      3.4117
            93        4.9334       5.0223      3.5577      3.3990
            94        4.9390       5.0415      3.7060      3.6188
            95        4.9420       5.0628      3.5423      3.4100
            96        4.9529       5.0842      3.5868      3.4724
            97        5.0371       5.1044      3.5273      3.3495
            98        5.0432       5.1098        n/a       3.4156

(1) Assumes the Pricing Prepayment Speed to call.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates, Class B-1, Class B-2 and Class B-3 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period, and (c) multiplied by 12.

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                Breakeven Losses

                                 Static LIBOR               Forward LIBOR
                          -------------------------   -------------------------
                                         Cumulative                  Cumulative
Class   Moody's    S&P    Break CDR(1)    Losses(2)   Break CDR(1)    Losses(2)
-----   -------   -----   ------------   ----------   ------------   ----------
 M-1       Aa2      AA        28.04        21.55%         25.92        20.64%
 M-2       A2       A         18.55        16.86%         16.61        15.70%
 M-3       A3       A-        16.92        15.88%         15.01        14.66%
 M-4      Baa1     BBB+       14.42        14.25%         12.54        12.91%
 M-5      Baa2     BBB        13.21        13.39%         11.35        12.00%
 M-6      Baa3     BBB-       11.49        12.10%          9.71        10.66%

(1) The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.

(2) As a percentage of the Cut-Off Date balance of the Mortgage Loans.

ASSUMPTIONS:
40% Loss Severity
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                             Bond Summary - To Call

CLASS AF-1
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                   2.14        1.52       1.20      1.00      0.86
Modified Duration (yrs)     2.04        1.48       1.17      0.98      0.85
Principal Window (mths)    1 - 55      1 - 37     1 - 29    1 - 23    1 - 18

CLASS AF-2
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                   7.29        4.54       3.00      2.21      1.80
Modified Duration (yrs)     6.04        4.01       2.75      2.06      1.70
Principal Window (mths)   55 - 133     37 - 77   29 - 53   23 - 30   18 - 25

CLASS AF-3
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  12.33        7.60       5.00      2.65      2.16
Modified Duration (yrs)     9.04        6.19       4.34      2.43      2.01
Principal Window (mths)  133 - 165    77 - 114   53 - 68   30 - 33   25 - 27

CLASS AF-4
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  15.29        10.68      7.50      4.16      2.44
Modified Duration (yrs)    10.26        7.98       6.04      3.60      2.24
Principal Window (mths)  165 - 186   114 - 130   68 - 97   33 - 77   27 - 32

CLASS AF-5
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                   7.57        6.94       6.69      6.31      2.80
Modified Duration (yrs)     6.16        5.72       5.57      5.32      2.57
Principal Window (mths)   37 - 116    37 - 114   46 - 97   65 - 77   32 - 35

CLASS AV
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                   2.16        1.44       1.06      0.84      0.69
Modified Duration (yrs)     2.05        1.39       1.04      0.82      0.68
Principal Window (mths)    1 - 62      1 - 40    1 - 29     1 - 22   1 - 18

CLASS M-1
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  10.33        7.10       5.45      5.08      5.03
Modified Duration (yrs)     8.45        6.16       4.90      4.63      4.59
Principal Window (mths)   60 - 186    40 - 130   41 - 97   47 - 77   35 - 62

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                             Bond Summary - To Call

CLASS M-2
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  10.33        7.10       5.38      4.62     4.32
Modified Duration (yrs)     8.35        6.11       4.80      4.21     3.97
Principal Window (mths)   60 - 186    40 - 130   39 - 97   42 - 77   44 - 62

CLASS M-3
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  10.33        7.11       5.37      4.53     4.08
Modified Duration (yrs)     8.33        6.10       4.79      4.12     3.76
Principal Window (mths)   60 - 186    40 - 130   39 - 97   41 - 77   43 - 62

CLASS M-4
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  10.33        7.10       5.36      4.49     4.01
Modified Duration (yrs)     8.06        5.95       4.68      4.03     3.65
Principal Window (mths)   60 - 186    40 - 130   38 - 97   40 - 77   41 - 62

CLASS M-5
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  10.33        7.10       5.35      4.47     3.95
Modified Duration (yrs)     8.02        5.93       4.67      4.00     3.59
Principal Window (mths)   60 - 186    40 - 130   38 - 97   40 - 77   40 - 62

CLASS M-6
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  10.32        7.10       5.35      4.44     3.91
Modified Duration (yrs)     7.82        5.82       4.60      3.93     3.52
Principal Window (mths)   60 - 186    40 - 130   38 - 97   39 - 77   39 - 62

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                           Bond Summary - To Maturity

CLASS AF-1
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                   2.14        1.52       1.20      1.00      0.86
Modified Duration (yrs)     2.04        1.48       1.17      0.98      0.85
Principal Window (mths)    1 - 55      1 - 37     1 - 29    1 - 23    1 - 18

CLASS AF-2
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                   7.29        4.54       3.00      2.21      1.80
Modified Duration (yrs)     6.04        4.01       2.75      2.06      1.70
Principal Window (mths)   55 - 133     37 - 77   29 - 53   23 - 30   18 - 25

CLASS AF-3
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  12.33        7.60       5.00      2.65      2.16
Modified Duration (yrs)     9.04        6.19       4.34      2.43      2.01
Principal Window (mths)  133 - 165    77 - 114   53 - 68   30 - 33   25 - 27

CLASS AF-4
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  18.84        13.73      9.86      5.32      2.44
Modified Duration (yrs)    11.54        9.41       7.35      4.30      2.24
Principal Window (mths)   165 - 332  114 - 278   68 - 221  33 - 178  27 - 32

CLASS AF-5
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                   7.57        6.94       6.85      7.48      2.80
Modified Duration (yrs)     6.16        5.72       5.67      6.12      2.57
Principal Window (mths)   37 - 116    37 - 114   46 - 113  65 - 122  32 - 35

CLASS AV
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                   2.16        1.44       1.06      0.84      0.69
Modified Duration (yrs)     2.05        1.39       1.04      0.82      0.68
Principal Window (mths)    1 - 62      1 - 40     1 - 29    1 - 22    1 - 18

CLASS M-1
PREPAY SPEED               50 PPC      75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  11.25        7.88       6.08      5.58      6.52
Modified Duration (yrs)     8.92        6.64       5.33      4.99      5.75
Principal Window (mths)   60 - 316    40 - 252   41 - 197  47 - 157  35 - 147

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                           Bond Summary - To Maturity

CLASS M-2
PREPAY SPEED               50 PPC     75 PPC     100 PPC   125 PPC   150 PPC
WAL (yrs)                  11.21       7.83        5.97      5.08     4.70
Modified Duration (yrs)     8.79       6.55        5.20      4.55     4.27
Principal Window (mths)   60 - 300   40 - 231    39 - 179  42 - 143  44 - 117

CLASS M-3
PREPAY SPEED               50 PPC     75 PPC     100 PPC   125 PPC   150 PPC
WAL (yrs)                  11.18       7.80        5.92      4.96     4.45
Modified Duration (yrs)     8.75       6.52        5.16      4.44     4.04
Principal Window (mths)   60 - 282   40 - 212    39 - 163  41 - 129  43 - 106

CLASS M-4
PREPAY SPEED               50 PPC     75 PPC     100 PPC   125 PPC   150 PPC
WAL (yrs)                  11.14       7.76        5.88      4.90     4.35
Modified Duration (yrs)     8.44       6.33        5.03      4.32     3.91
Principal Window (mths)   60 - 277   40 - 207    38 - 158  40 - 126  41 - 103

CLASS M-5
PREPAY SPEED               50 PPC     75 PPC     100 PPC   125 PPC   150 PPC
WAL (yrs)                  11.10       7.73        5.85      4.86     4.28
Modified Duration (yrs)     8.38       6.29        4.99      4.27     3.84
Principal Window (mths)   60 - 267   40 - 197    38 - 150  40 - 119  40 - 97

CLASS M-6
PREPAY SPEED               50 PPC     75 PPC     100 PPC   125 PPC   150 PPC
WAL (yrs)                  11.05       7.68        5.81      4.80     4.21
Modified Duration (yrs)     8.14       6.14        4.89      4.18     3.74
Principal Window (mths)   60 - 261   40 - 191    38 - 146  39 - 115  39 - 94

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

Information with respect to the Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date mortgage loans may be removed from the mortgage pool and other loans may be substituted therefore. The Depositor believes that the information set forth herein with respect to the mortgage pool as presently constituted is representative of the characteristics of each loan group as they will be constituted at the Closing Date, although some characteristics of the mortgage loans in the mortgage pool may vary.

                       AGGREGATE MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                               MINIMUM         MAXIMUM
                                                            -------------   ------------
Scheduled Principal Balance              $ 246,434,491.80   $   24,971.46   $ 750,000.00
Average Scheduled Principal Balance      $     162,878.05
Number of Mortgage Loans                            1,513

Weighted Average Gross Coupon                       6.924%          4.500%        10.380%
Weighted Average FICO Score                           638             525            817
Weighted Average Original LTV                       84.35%          18.52%        100.00%

Weighted Average Original Term                 353 months      120 months     360 months
Weighted Average Stated Remaining Term         351 months      117 months     360 months
Weighted Average Seasoning                       3 months        0 months      14 months

Weighted Average Gross Margin                       6.492%          2.750%         6.500%
Weighted Average Minimum Interest Rate              6.928%          4.500%         9.750%
Weighted Average Maximum Interest Rate             12.914%         10.500%        15.750%
Weighted Average Initial Rate Cap                   3.000%          3.000%         3.000%
Weighted Average Subsequent Rate Cap                1.500%          1.500%         1.500%
Weighted Average Months to Roll                 22 months        8 months      59 months

Maturity Date                                               Mar. 15, 2015    May 1, 2035
Maximum Zip Code Concentration                       0.97% 08260

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
CURRENT PRINCIPAL BALANCE                   LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
     0.01  -  50,000.00                        68     2,697,811.34       1.09      8.405         344      77.01        605
 50,000.01 - 100,000.00                       364    28,235,945.82      11.46      7.471         343      83.99        626
100,000.01 - 150,000.00                       444    55,007,283.93      22.32      6.948         351      84.53        631
150,000.01 - 200,000.00                       267    46,342,587.74      18.81      6.965         350      86.55        634
200,000.01 - 250,000.00                       156    35,214,196.19      14.29      6.762         351      83.48        642
250,000.01 - 300,000.00                        74    20,162,970.12       8.18      6.838         353      82.74        637
300,000.01 - 350,000.00                        45    14,591,716.65       5.92      6.435         357      84.55        650
350,000.01 - 400,000.00                        37    13,899,152.06       5.64      6.859         355      85.56        660
400,000.01 - 450,000.00                        20     8,405,285.07       3.41      6.505         342      85.07        658
450,000.01 - 500,000.00                        12     5,788,344.51       2.35      6.285         356      80.28        645
500,000.01 - 550,000.00                         8     4,222,289.67       1.71      6.592         358      79.77        664
550,000.01 - 600,000.00                         6     3,422,570.41       1.39      7.562         358      88.31        670
600,000.01 - 650,000.00                         4     2,561,803.56       1.04      6.879         357      87.20        614
700,000.01 - 750,000.00                         8     5,882,534.73       2.39      6.827         357      80.46        632
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                      1,513   246,434,491.80     100.00      6.924         351      84.35        638

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
CURRENT GROSS RATE                          LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
4.500 - 4.999                                  11     2,296,623.90       0.93      4.746         355      68.15        691
5.000 - 5.499                                  38     8,835,540.17       3.59      5.261         345      74.14        677
5.500 - 5.999                                 174    34,671,030.88      14.07      5.756         350      78.84        659
6.000 - 6.499                                 179    32,741,965.77      13.29      6.213         351      82.18        651
6.500 - 6.999                                 276    49,477,252.88      20.08      6.755         353      83.95        637
7.000 - 7.499                                 265    42,584,261.85      17.28      7.209         353      87.06        636
7.500 - 7.999                                 315    46,948,832.21      19.05      7.684         351      89.98        627
8.000 - 8.499                                 127    17,198,805.55       6.98      8.189         346      86.10        611
8.500 - 8.999                                  87     8,775,316.21       3.56      8.661         342      84.53        588
9.000 - 9.499                                  21     1,742,559.78       0.71      9.096         340      83.15        571
9.500 - 9.999                                  16     1,015,492.99       0.41      9.696         358      83.27        591
10.000 - 10.499                                 4       146,809.61       0.06     10.270         359      87.14        569
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                      1,513   246,434,491.80     100.00      6.924         351      84.35        638

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
FICO                                        LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
525 - 549                                      75    10,612,780.41       4.31      8.040         356      81.88        537
550 - 574                                     151    20,500,792.60       8.32      7.633         355      81.75        562
575 - 599                                     180    25,599,979.04      10.39      7.050         348      81.55        587
600 - 624                                     282    44,871,744.33      18.21      6.918         350      83.95        613
625 - 649                                     293    47,208,407.55      19.16      6.863         354      87.00        637
650 - 674                                     243    42,363,305.29      17.19      6.762         350      86.45        660
675 - 699                                     134    25,638,268.18      10.40      6.525         350      84.90        685
700+                                          155    29,639,214.40      12.03      6.609         346      82.35        734
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                      1,513   246,434,491.80     100.00      6.924         351      84.35        638

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
ORIGINAL LTV                                LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
0.00 -  49.99                                  29     3,572,227.06       1.45      6.707         345      39.36        627
50.00 - 54.99                                  23     3,214,971.98       1.30      6.964         350      51.87        634
55.00 - 59.99                                  25     4,372,517.76       1.77      6.420         335      57.44        670
60.00 - 64.99                                  36     6,455,316.81       2.62      6.054         353      62.61        648
65.00 - 69.99                                  46     8,343,309.73       3.39      6.245         344      67.89        638
70.00 - 74.99                                  82    13,531,910.57       5.49      6.561         337      72.26        627
75.00 - 79.99                                 125    20,685,945.05       8.39      6.674         347      77.34        641
80.00                                         148    22,561,302.13       9.16      6.752         355      80.00        640
80.01 - 84.99                                 130    22,368,872.46       9.08      6.700         349      82.53        640
85.00 - 89.99                                 247    40,098,397.45      16.27      7.030         354      86.44        624
90.00 - 94.99                                 336    52,898,176.00      21.47      7.029         353      90.47        630
95.00 - 99.99                                  66    13,013,431.33       5.28      7.169         347      95.66        655
100.00                                        220    35,318,113.47      14.33      7.495         354     100.00        652
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                      1,513   246,434,491.80     100.00      6.924         351      84.35        638

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
ORIGINAL TERM (MONTHS)                      LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
120                                             6       926,585.94       0.38      7.845         119      75.11        688
180                                            39     4,730,035.55       1.92      7.051         177      80.38        646
240                                            37     4,132,890.79       1.68      6.856         237      78.76        646
264                                             1        70,000.00       0.03      7.990         263      93.33        671
300                                             4       680,063.80       0.28      6.299         293      86.33        668
336                                             1       125,309.08       0.05      5.300         331      90.00        727
360                                         1,425   235,769,606.64      95.67      6.922         357      84.55        637
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                      1,513   246,434,491.80     100.00      6.924         351      84.35        638

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
STATED REMAINING TERM (MONTHS)              LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
 61 - 120                                       6       926,585.94       0.38      7.845         119      75.11        688
121 - 180                                      39     4,730,035.55       1.92      7.051         177      80.38        646
181 - 240                                      37     4,132,890.79       1.68      6.856         237      78.76        646
241 - 300                                       5       750,063.80       0.30      6.457         290      86.98        668
301 - 360                                   1,426   235,894,915.72      95.72      6.921         357      84.55        637
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                      1,513   246,434,491.80     100.00      6.924         351      84.35        638

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
FRM/ARM                                     LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
ARM                                           826   144,181,003.24      58.51      6.914         358      85.77        631
Fixed Rate                                    687   102,253,488.56      41.49      6.939         341      82.34        646
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                      1,513   246,434,491.80     100.00      6.924         351      84.35        638

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
PRODUCT                                     LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
ARM 2/28                                      809   140,361,812.11      56.96      6.916         358      85.63        631
Fixed 30 yr                                   599    91,588,603.40      37.17      6.934         357      82.63        646
Fixed 15 yr                                    39     4,730,035.55       1.92      7.051         177      80.38        646
Fixed 20 yr                                    37     4,132,890.79       1.68      6.856         237      78.76        646
ARM 5/25                                       15     3,285,362.03       1.33      6.871         356      90.57        644
Balloon 10 yr                                   5       719,385.94       0.29      8.050         119      76.58        711
Fixed 25 yr                                     4       680,063.80       0.28      6.299         293      86.33        668
ARM 3/27                                        2       533,829.10       0.22      6.505         357      92.43        650
Fixed 10 yr                                     1       207,200.00       0.08      7.130         119      70.00        610
Fixed 28 yr                                     1       125,309.08       0.05      5.300         331      90.00        727
Fixed 22 yr                                     1        70,000.00       0.03      7.990         263      93.33        671
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                      1,513   246,434,491.80     100.00      6.924         351      84.35        638

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
(MONTHS)                                    LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
0                                             575    89,435,164.00      36.29      7.099         352      84.88        638
12                                             11     2,417,065.46       0.98      6.494         324      87.58        633
24                                            473    81,923,147.45      33.24      6.852         358      86.04        627
36                                            454    72,659,114.89      29.48      6.805         343      81.69        649
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                      1,513   246,434,491.80     100.00      6.924         351      84.35        638

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
LIEN                                        LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
First Lien                                  1,513   246,434,491.80     100.00      6.924         351      84.35        638
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                      1,513   246,434,491.80     100.00      6.924         351      84.35        638

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
DOCUMENTATION TYPE                          LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
Full Doc                                    1,164   177,009,144.38      71.83      6.869         349      84.39        637
Alt Doc                                       203    44,223,043.70      17.95      6.929         356      86.21        636
SI                                            138    23,318,137.41       9.46      7.292         352      80.77        647
Lite Doc                                        4     1,390,087.37       0.56      7.422         357      80.21        567
Stated Income/Stated Asset                      4       494,078.94       0.20      7.427         337      83.33        610
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                      1,513   246,434,491.80     100.00      6.924         351      84.35        638

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
LOAN PURPOSE                                LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
Cashout Refinance                           1,111   182,116,929.60      73.90      6.918         350      84.09        632
Purchase                                      200    34,124,550.43      13.85      7.044         355      86.48        674
Rate/Term Refinance                           202    30,193,011.77      12.25      6.824         349      83.48        633
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                      1,513   246,434,491.80     100.00      6.924         351      84.35        638

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
PROPERTY TYPE                               LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
Single Family Detached                      1,341   216,288,834.11      87.77      6.896         352      84.83        633
Duplex                                         46     7,098,911.70       2.88      7.127         352      81.48        659
Condominium                                    42     7,073,609.75       2.87      6.935         358      85.55        655
6-Unit                                         15     4,570,624.32       1.85      6.944         349      77.65        669
Triplex                                        13     2,086,434.06       0.85      6.918         331      76.40        716
5-Unit                                          9     2,048,357.62       0.83      7.282         285      74.68        733
Quadruplex                                     14     2,007,663.78       0.81      7.739         358      80.32        685
Townhouse                                      12     1,910,034.14       0.78      6.994         351      91.09        646
7-Unit                                          5     1,238,988.16       0.50      7.441         326      68.55        683
8-Unit                                          4     1,087,975.34       0.44      7.453         322      70.47        664
Row Home                                       12     1,023,058.82       0.42      7.717         358      88.01        638
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                      1,513   246,434,491.80     100.00      6.924         351      84.35        638

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
OCCUPANCY TYPE                              LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
Owner-Occupied                              1,334   215,053,741.65      87.27      6.885         351      84.84        632
Non-Owner Occupied                            134    21,605,808.73       8.77      7.417         343      78.69        676
Second Home                                    45     9,774,941.42       3.97      6.707         357      85.93        675
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                      1,513   246,434,491.80     100.00      6.924         351      84.35        638

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
STATE                                       LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
North Carolina                                175    26,541,762.33      10.77      6.997         351      87.61        627
New Jersey                                    100    25,309,106.53      10.27      7.147         355      81.19        658
Pennsylvania                                  160    20,398,356.71       8.28      7.404         347      84.79        623
California                                     71    17,093,363.76       6.94      6.299         354      75.14        652
Florida                                        91    13,696,708.11       5.56      6.898         353      84.18        630
Maryland                                       59    13,087,295.59       5.31      6.355         347      81.52        641
Georgia                                        71    11,369,640.83       4.61      6.927         352      87.67        631
Ohio                                           94    11,194,584.93       4.54      7.273         354      87.01        627
Wisconsin                                      68    10,980,187.73       4.46      7.127         358      87.43        632
Virginia                                       44     9,598,579.01       3.89      6.596         351      85.85        638
Arizona                                        59     9,119,247.98       3.70      6.294         354      85.92        655
Missouri                                       60     7,418,933.32       3.01      6.983         353      86.48        623
Delaware                                       33     6,409,125.17       2.60      6.912         358      82.36        621
South Carolina                                 51     6,079,217.69       2.47      7.388         346      88.85        626
Illinois                                       39     5,643,528.52       2.29      7.227         358      87.13        637
Nevada                                         24     5,443,667.84       2.21      5.942         349      80.17        652
Minnesota                                      28     4,832,066.64       1.96      6.888         352      86.83        644
Tennessee                                      36     4,810,214.74       1.95      6.912         334      84.84        627
Massachusetts                                  16     4,561,431.52       1.85      6.872         347      78.99        659
Michigan                                       33     3,993,543.62       1.62      7.437         358      90.54        630
New Mexico                                     28     3,892,865.10       1.58      6.553         355      85.48        642
Kansas                                         30     3,422,904.41       1.39      7.346         337      90.79        643
Connecticut                                    16     3,209,625.08       1.30      7.172         300      79.47        664
South Dakota                                   26     3,042,519.85       1.23      7.349         358      85.96        628
Nebraska                                       25     2,467,178.42       1.00      7.027         334      86.60        624
Washington                                      9     1,924,846.53       0.78      6.600         358      87.46        607
Colorado                                        7     1,667,626.67       0.68      6.873         357      85.23        633
Oregon                                          7     1,468,652.21       0.60      6.615         335      86.12        639
Rhode Island                                    5     1,446,343.75       0.59      6.810         344      74.55        673
Indiana                                         8     1,034,763.99       0.42      7.818         358      87.56        622
New Hampshire                                   4       953,488.92       0.39      7.000         340      74.49        751
Kentucky                                        6       934,263.45       0.38      6.936         358      83.21        612
Oklahoma                                        8       869,330.92       0.35      6.778         357      87.92        619
Iowa                                            6       548,569.66       0.22      7.758         358      84.19        624
Montana                                         3       510,722.66       0.21      6.801         357      81.52        652
Utah                                            3       414,827.45       0.17      7.523         354      92.62        641
North Dakota                                    4       392,963.17       0.16      7.269         358      87.82        654
Idaho                                           2       176,054.00       0.07      6.961         359      71.92        621
Wyoming                                         1       164,000.00       0.07      6.990         359     100.00        628
Texas                                           1       159,593.08       0.06      7.250         356      88.89        644
Maine                                           1        87,922.45       0.04      7.500         358      80.80        737
New York                                        1        64,867.46       0.03      6.500         238      20.31        712
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                      1,513   246,434,491.80     100.00      6.924         351      84.35        638

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
GROSS MARGIN                                LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
2.500 - 2.999                                   2       273,315.17       0.19      5.113         353      80.24        682
6.000 - 6.499                                   2       614,103.97       0.43      6.738         358      87.92        640
6.500 - 6.999                                 822   143,293,584.10      99.38      6.918         358      85.77        631
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
MINIMUM INTEREST RATE                       LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
2.500 - 2.999                                   1        95,543.48       0.07      4.625         353      90.00        639
3.000 - 3.499                                   1       177,771.69       0.12      5.375         353      75.00        705
4.500 - 4.999                                   8     1,970,244.26       1.37      4.745         355      68.55        688
5.000 - 5.499                                  20     5,022,767.97       3.48      5.266         357      78.77        661
5.500 - 5.999                                  83    16,247,302.85      11.27      5.727         357      80.83        652
6.000 - 6.499                                 101    19,364,059.23      13.43      6.221         357      83.58        640
6.500 - 6.999                                 165    31,452,440.01      21.81      6.758         358      85.35        633
7.000 - 7.499                                 153    26,269,989.89      18.22      7.207         358      89.01        634
7.500 - 7.999                                 181    28,832,409.49      20.00      7.682         358      90.00        621
8.000 - 8.499                                  63     9,165,243.36       6.36      8.181         358      86.80        597
8.500 - 8.999                                  38     4,287,393.24       2.97      8.479         358      83.03        574
9.000+                                         12     1,295,837.77       0.90      8.825         357      87.22        583
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
MAXIMUM INTEREST RATE                       LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
10.500 - 10.999                                 9     2,065,787.74       1.43      4.740         355      69.54        686
11.000 - 11.499                                21     5,200,539.66       3.61      5.270         357      78.65        662
11.500 - 11.999                                84    16,496,551.05      11.44      5.731         357      80.75        652
12.000 - 12.499                               101    19,364,059.23      13.43      6.221         357      83.58        640
12.500 - 12.999                               165    31,651,163.02      21.95      6.756         358      85.55        634
13.000 - 13.499                               154    26,454,807.60      18.35      7.214         358      89.08        634
13.500 - 13.999                               182    28,897,998.16      20.04      7.682         358      89.91        622
14.000 - 14.499                                60     8,717,083.19       6.05      8.184         358      87.09        597
14.500 - 14.999                                38     4,185,913.07       2.90      8.615         358      82.33        569
15.000+                                        12     1,147,100.52       0.80      9.233         358      84.56        550
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
INITIAL PERIODIC RATE CAP                   LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
3.000                                         826   144,181,003.24     100.00      6.914         358      85.77        631
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
SUBSEQUENT PERIODIC RATE CAP                LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
1.500                                         826   144,181,003.24     100.00      6.914         358      85.77        631
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                        GROUP I MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                               MINIMUM          MAXIMUM
                                                            -------------   --------------
Scheduled Principal Balance              $ 102,253,488.56   $   25,132.68   $   744,257.41
Average Scheduled Principal Balance      $     148,840.59
Number of Mortgage Loans                              687

Weighted Average Gross Coupon                       6.939%          4.800%          10.380%
Weighted Average FICO Score                           646             526              817
Weighted Average Original LTV                       82.34%          20.31%          100.00%

Weighted Average Original Term                 344 months      120 months       360 months
Weighted Average Stated Remaining Term         341 months      117 months       360 months
Weighted Average Seasoning                       3 months        0 months        14 months

Maturity Date                                                Mar 15, 2015   April 15, 2035
Maximum Zip Code Concentration                       0.80% 92324

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
CURRENT PRINCIPAL BALANCE                   LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
      0.01 -  50,000.00                        35     1,389,057.89       1.36      8.661         331      78.54        610
 50,000.01 - 100,000.00                       193    14,916,648.56      14.59      7.519         329      82.39        638
100,000.01 - 150,000.00                       196    24,029,811.15      23.50      7.021         342      82.58        641
150,000.01 - 200,000.00                       122    21,077,532.27      20.61      6.968         341      84.59        644
200,000.01 - 250,000.00                        71    15,858,358.72      15.51      6.700         344      80.21        650
250,000.01 - 300,000.00                        25     6,873,467.08       6.72      6.838         343      82.36        661
300,000.01 - 350,000.00                        15     4,741,753.43       4.64      6.300         358      82.24        659
350,000.01 - 400,000.00                        12     4,505,411.47       4.41      6.483         351      87.79        670
400,000.01 - 450,000.00                         9     3,777,740.91       3.69      6.212         323      84.43        663
450,000.01 - 500,000.00                         3     1,472,376.49       1.44      7.363         355      76.78        614
500,000.01 - 550,000.00                         3     1,567,607.02       1.53      5.649         357      68.11        722
550,000.01 - 600,000.00                         1       577,502.35       0.56      6.750         358      85.00        621
700,000.01 - 750,000.00                         2     1,466,221.22       1.43      7.058         359      70.15        600
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        687   102,253,488.56     100.00      6.939         341      82.34        646

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
CURRENT GROSS RATE                          LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
4.500 - 4.999                                   2       230,836.16       0.23      4.800         355      55.69        738
5.000 - 5.499                                  17     3,635,000.51       3.55      5.248         330      67.70        698
5.500 - 5.999                                  90    18,174,479.83      17.77      5.778         344      77.10        666
6.000 - 6.499                                  78    13,377,906.54      13.08      6.202         343      80.16        667
6.500 - 6.999                                 111    17,826,089.86      17.43      6.753         345      81.13        643
7.000 - 7.499                                 112    16,314,271.96      15.95      7.213         345      83.93        639
7.500 - 7.999                                 133    18,050,834.05      17.65      7.686         341      90.10        635
8.000 - 8.499                                  64     8,033,562.19       7.86      8.198         333      85.29        628
8.500 - 8.999                                  50     4,737,171.17       4.63      8.686         329      85.42        604
9.000 - 9.499                                  15     1,209,834.58       1.18      9.106         333      81.96        583
9.500 - 9.999                                  11       516,692.10       0.51      9.731         358      84.60        624
10.000 - 10.499                                 4       146,809.61       0.14     10.270         359      87.14        569
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        687   102,253,488.56     100.00      6.939         341      82.34        646

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
FICO                                        LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
525 - 549                                      22     2,424,374.78       2.37      8.192         350      78.18        540
550 - 574                                      45     4,735,227.86       4.63      7.958         345      83.77        564
575 - 599                                      64     8,261,941.28       8.08      7.442         328      77.71        587
600 - 624                                     125    18,224,940.11      17.82      7.111         339      81.75        614
625 - 649                                     137    20,527,565.56      20.08      6.947         350      85.15        637
650 - 674                                     139    22,812,701.56      22.31      6.762         344      84.49        662
675 - 699                                      82    13,689,418.48      13.39      6.495         344      82.98        684
700+                                           73    11,577,318.93      11.32      6.487         328      76.90        737
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        687   102,253,488.56     100.00      6.939         341      82.34        646

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
ORIGINAL LTV                                LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
 0.00 - 49.99                                  20     2,279,070.00       2.23      6.610         338      39.92        636
50.00 - 54.99                                  18     2,535,013.23       2.48      7.163         349      52.09        642
55.00 - 59.99                                  13     2,406,660.20       2.35      6.233         316      57.09        668
60.00 - 64.99                                  19     2,613,085.70       2.56      6.155         348      62.52        662
65.00 - 69.99                                  31     6,056,235.53       5.92      6.196         339      67.76        653
70.00 - 74.99                                  54     7,977,650.17       7.80      6.628         322      72.06        635
75.00 - 79.99                                  59     8,848,521.18       8.65      6.608         334      77.31        661
80.00                                          59     7,942,247.99       7.77      6.891         352      80.00        659
80.01 - 84.99                                  62     9,738,316.92       9.52      6.644         338      82.68        645
85.00 - 89.99                                  99    15,772,065.29      15.42      6.977         349      86.82        642
90.00 - 94.99                                 132    18,445,328.81      18.04      7.246         345      90.67        635
95.00 - 99.99                                  28     4,663,045.73       4.56      7.187         327      95.83        647
100.00+                                        93    12,976,247.81      12.69      7.682         348     100.00        651
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        687   102,253,488.56     100.00      6.939         341      82.34        646

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
ORIGINAL TERM (MONTHS)                      LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
120                                             6       926,585.94       0.91      7.845         119      75.11        688
180                                            39     4,730,035.55       4.63      7.051         177      80.38        646
240                                            37     4,132,890.79       4.04      6.856         237      78.76        646
264                                             1        70,000.00       0.07      7.990         263      93.33        671
300                                             4       680,063.80       0.67      6.299         293      86.33        668
336                                             1       125,309.08       0.12      5.300         331      90.00        727
360                                           599    91,588,603.40      89.57      6.934         357      82.63        646
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        687   102,253,488.56     100.00      6.939         341      82.34        646

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
STATED REMAINING TERM (MONTHS)              LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
 61 - 120                                       6       926,585.94       0.91      7.845         119      75.11        688
121 - 180                                      39     4,730,035.55       4.63      7.051         177      80.38        646
181 - 240                                      37     4,132,890.79       4.04      6.856         237      78.76        646
241 - 300                                       5       750,063.80       0.73      6.457         290      86.98        668
301 - 360                                     600    91,713,912.48      89.69      6.931         357      82.64        646
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        687   102,253,488.56     100.00      6.939         341      82.34        646

                                                                                            WEIGHTED
                                                                                             AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
FRM/ARM                                     LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
Fixed                                         687   102,253,488.56     100.00      6.939         341      82.34        646
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        687   102,253,488.56     100.00      6.939         341      82.34        646

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
PRODUCT                                     LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
Fixed 30 yr                                   599    91,588,603.40      89.57      6.934         357      82.63        646
Fixed 15 yr                                    39     4,730,035.55       4.63      7.051         177      80.38        646
Fixed 20 yr                                    37     4,132,890.79       4.04      6.856         237      78.76        646
Balloon 10 yr                                   5       719,385.94       0.70      8.050         119      76.58        711
Fixed 25 yr                                     4       680,063.80       0.67      6.299         293      86.33        668
Fixed 10 yr                                     1       207,200.00       0.20      7.130         119      70.00        610
Fixed 28 yr                                     1       125,309.08       0.12      5.300         331      90.00        727
Fixed 22 yr                                     1        70,000.00       0.07      7.990         263      93.33        671
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        687   102,253,488.56     100.00      6.939         341      82.34        646

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)   LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
0                                             229    29,147,252.20      28.50      7.245         340      83.35        642
12                                              2       553,894.69       0.54      6.395         215      88.39        626
24                                              3       640,000.00       0.63      7.115         359      82.54        613
36                                            453    71,912,341.67      70.33      6.817         343      81.88        649
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        687   102,253,488.56     100.00      6.939         341      82.34        646

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
LIEN                                        LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
First Lien                                    687   102,253,488.56     100.00      6.939         341      82.34        646
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        687   102,253,488.56     100.00      6.939         341      82.34        646

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
DOCUMENTATION TYPE                          LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
Full Doc                                      583    83,427,787.24      81.59      6.907         340      82.69        646
Alt Doc                                        54    11,252,310.04      11.00      6.804         351      81.65        646
SI                                             45     6,858,419.98       6.71      7.512         339      79.24        654
Stated Income/Stated Asset                      4       494,078.94       0.48      7.427         337      83.33        610
Lite Doc                                        1       220,892.36       0.22      6.990         351      80.00        613
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        687   102,253,488.56     100.00      6.939         341      82.34        646

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
LOAN PURPOSE                                LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
Cashout Refinance                             530    81,804,860.49      80.00      6.942         342      82.44        645
Rate/Term Refinance                           112    15,214,205.18      14.88      6.827         341      81.26        647
Purchase                                       45     5,234,422.89       5.12      7.212         340      83.94        671
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        687   102,253,488.56     100.00      6.939         341      82.34        646

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
PROPERTY TYPE                               LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
Single Family Detached                        624    93,407,828.81      91.35      6.875         344      82.63        644
Duplex                                         17     2,359,707.09       2.31      7.421         343      78.54        680
Condominium                                    12     1,796,112.98       1.76      7.610         357      82.14        663
Quadruplex                                      8     1,355,778.37       1.33      7.771         358      78.07        708
Townhouse                                       8       929,974.01       0.91      7.682         344      93.51        656
5-Unit                                          4       720,666.57       0.70      8.102         148      72.40        705
Triplex                                         4       611,654.68       0.60      6.221         268      71.00        706
Row Home                                        6       448,753.51       0.44      8.005         358      82.82        638
7-Unit                                          1       225,058.16       0.22      8.625         179      71.64        582
8-Unit                                          1       220,735.01       0.22      8.625         179      66.07        582
6-Unit                                          2       177,219.37       0.17      8.020         118      71.76        728
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        687   102,253,488.56     100.00      6.939         341      82.34        646

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
OCCUPANCY TYPE                              LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
Owner-Occupied                                623    93,897,723.82      91.83      6.866         343      82.76        644
Non-Owner Occupied                             51     6,539,008.29       6.39      8.048         309      76.64        673
Second Home                                    13     1,816,756.45       1.78      6.716         356      81.23        657
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        687   102,253,488.56     100.00      6.939         341      82.34        646

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
STATE                                       LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
California                                     47    11,352,410.40      11.10      6.271         352      71.88        665
Pennsylvania                                   82     9,942,409.09       9.72      7.386         337      85.56        639
North Carolina                                 72     9,319,977.77       9.11      7.253         339      88.00        634
Florida                                        51     7,207,445.42       7.05      6.938         350      81.64        643
Maryland                                       32     7,026,888.05       6.87      6.375         337      77.82        653
New Jersey                                     29     5,405,138.59       5.29      7.101         343      74.32        658
Virginia                                       25     4,786,319.42       4.68      6.788         345      84.57        645
Georgia                                        30     4,624,146.22       4.52      7.123         344      84.64        641
Arizona                                        32     4,383,949.29       4.29      6.451         351      82.91        653
Nevada                                         17     3,803,454.63       3.72      5.807         345      80.71        665
South Carolina                                 27     3,586,848.60       3.51      7.457         338      89.12        635
Delaware                                       19     3,394,943.94       3.32      6.864         358      80.98        640
Illinois                                       24     3,370,392.21       3.30      7.343         358      85.67        648
Missouri                                       27     3,021,754.11       2.96      6.866         347      84.77        638
Tennessee                                      23     2,667,257.45       2.61      7.155         316      89.73        628
New Mexico                                     20     2,649,768.18       2.59      6.765         354      83.82        652
Ohio                                           25     2,470,535.13       2.42      7.689         339      88.91        649
Kansas                                         20     2,169,222.76       2.12      7.468         325      90.81        655
South Dakota                                   13     1,596,163.22       1.56      7.093         358      83.14        639
Minnesota                                       7     1,078,175.95       1.05      6.836         334      87.40        654
Nebraska                                       13     1,007,977.14       0.99      7.233         301      84.42        627
Connecticut                                     6       987,461.26       0.97      8.327         171      73.72        646
Michigan                                        8       962,625.74       0.94      7.666         358      87.32        621
Washington                                      4       680,417.10       0.67      7.247         358      87.79        596
Kentucky                                        4       666,288.84       0.65      6.959         358      80.48        615
Colorado                                        3       657,754.51       0.64      6.485         357      80.11        650
Indiana                                         5       643,886.81       0.63      7.358         358      91.25        659
Massachusetts                                   3       595,935.65       0.58      7.912         274      73.46        638
Oregon                                          3       504,147.44       0.49      5.757         295      78.22        667
Wisconsin                                       2       271,346.89       0.27      8.388         358      97.76        674
Oklahoma                                        3       219,743.74       0.21      8.040         357      87.86        589
Iowa                                            2       210,828.65       0.21      7.750         358     100.00        649
Montana                                         1       195,989.57       0.19      6.750         356      78.60        637
Rhode Island                                    1       178,500.00       0.17      8.230         239      54.92        702
Idaho                                           2       176,054.00       0.17      6.961         359      71.92        621
Wyoming                                         1       164,000.00       0.16      6.990         359     100.00        628
New Hampshire                                   2       104,950.32       0.10      8.375         194      46.63        709
Utah                                            1       103,513.01       0.10      6.240         346      71.40        643
New York                                        1        64,867.46       0.06      6.500         238      20.31        712
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        687   102,253,488.56     100.00      6.939         341      82.34        646

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                        GROUP II MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                               MINIMUM         MAXIMUM
                                                            -------------   ------------
Scheduled Principal Balance              $ 144,181,003.24   $   24,971.46   $ 750,000.00
Average Scheduled Principal Balance      $     174,553.27
Number of Mortgage Loans                              826

Weighted Average Gross Coupon                       6.914%          4.500%         9.750%
Weighted Average FICO Score                           631             525            807
Weighted Average Original LTV                       85.77%          18.52%        100.00%

Weighted Average Original Term                 360 months      360 months     360 months
Weighted Average Stated Remaining Term         358 months      347 months     360 months
Weighted Average Seasoning                       2 months        0 months      13 months

Weighted Average Gross Margin                       6.492%          2.750%         6.500%
Weighted Average Minimum Interest Rate              6.928%          2.750%         9.750%
Weighted Average Maximum Interest Rate             12.914%         10.500%        15.750%
Weighted Average Initial Rate Cap                   3.000%          3.000%         3.000%
Weighted Average Subsequent Rate Cap                1.500%          1.500%         1.500%
Weighted Average Months to Roll                 22 months        8 months      59 months

Maturity Date                                                Apr. 1, 2034    May 1, 2035
Maximum Zip Code Concentration                       1.45% 08260

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
CURRENT PRINCIPAL BALANCE                   LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
      0.01 -  50,000.00                        33     1,308,753.45       0.91      8.132         358      75.39        600
 50,000.01 - 100,000.00                       171    13,319,297.26       9.24      7.417         358      85.78        612
100,000.01 - 150,000.00                       248    30,977,472.78      21.49      6.891         357      86.04        623
150,000.01 - 200,000.00                       145    25,265,055.47      17.52      6.963         358      88.19        625
200,000.01 - 250,000.00                        85    19,355,837.47      13.42      6.812         357      86.16        635
250,000.01 - 300,000.00                        49    13,289,503.04       9.22      6.838         358      82.93        625
300,000.01 - 350,000.00                        30     9,849,963.22       6.83      6.501         357      85.67        646
350,000.01 - 400,000.00                        25     9,393,740.59       6.52      7.039         358      84.49        655
400,000.01 - 450,000.00                        11     4,627,544.16       3.21      6.745         358      85.60        653
450,000.01 - 500,000.00                         9     4,315,968.02       2.99      5.917         357      81.47        656
500,000.01 - 550,000.00                         5     2,654,682.65       1.84      7.149         359      86.65        631
550,000.01 - 600,000.00                         5     2,845,068.06       1.97      7.727         358      88.98        680
600,000.01 - 650,000.00                         4     2,561,803.56       1.78      6.879         357      87.20        614
700,000.01 - 750,000.00                         6     4,416,313.51       3.06      6.750         357      83.88        642
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
CURRENT GROSS RATE                          LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
4.500 - 4.999                                   9     2,065,787.74       1.43      4.740         355      69.54        686
5.000 - 5.499                                  21     5,200,539.66       3.61      5.270         357      78.65        662
5.500 - 5.999                                  84    16,496,551.05      11.44      5.731         357      80.75        652
6.000 - 6.499                                 101    19,364,059.23      13.43      6.221         357      83.58        640
6.500 - 6.999                                 165    31,651,163.02      21.95      6.756         358      85.55        634
7.000 - 7.499                                 153    26,269,989.89      18.22      7.207         358      89.01        634
7.500 - 7.999                                 182    28,897,998.16      20.04      7.682         358      89.91        622
8.000 - 8.499                                  63     9,165,243.36       6.36      8.181         358      86.80        597
8.500 - 8.999                                  37     4,038,145.04       2.80      8.632         358      83.48        570
9.000 - 9.499                                   6       532,725.20       0.37      9.072         358      85.87        543
9.500 - 9.999                                   5       498,800.89       0.35      9.661         357      81.89        556
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
FICO                                        LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
525 - 549                                      53     8,188,405.63       5.68      7.995         358      82.97        536
550 - 574                                     106    15,765,564.74      10.93      7.536         357      81.14        561
575 - 599                                     116    17,338,037.76      12.03      6.863         358      83.38        587
600 - 624                                     157    26,646,804.22      18.48      6.787         357      85.45        613
625 - 649                                     156    26,680,841.99      18.51      6.799         358      88.42        636
650 - 674                                     104    19,550,603.73      13.56      6.761         357      88.73        659
675 - 699                                      52    11,948,849.70       8.29      6.559         357      87.10        686
700+                                           82    18,061,895.47      12.53      6.688         358      85.84        732
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
ORIGINAL LTV                                LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
 0.00 - 49.99                                   9     1,293,157.06        0.9      6.879         358      38.38        610
50.00 - 54.99                                   5       679,958.75       0.47      6.224         355      51.05        603
55.00 - 59.99                                  12     1,965,857.56       1.36      6.648         358      57.86        672
60.00 - 64.99                                  17     3,842,231.11       2.66      5.985         357      62.67        638
65.00 - 69.99                                  15     2,287,074.20       1.59      6.375         357      68.24        597
70.00 - 74.99                                  28     5,554,260.40       3.85      6.465         357      72.56        616
75.00 - 79.99                                  66    11,837,423.87       8.21      6.724         358      77.36        626
80.00                                          89    14,619,054.14      10.14      6.677         357      80.00        629
80.01 - 84.99                                  68    12,630,555.54       8.76      6.744         357      82.41        636
85.00 - 89.99                                 148    24,326,332.16      16.87      7.065         357      86.20        613
90.00 - 94.99                                 204    34,452,847.19       23.9      6.913         358      90.36        627
95.00 - 99.99                                  38     8,350,385.60       5.79      7.158         358      95.57        660
100.00+                                       127    22,341,865.66       15.5      7.386         358     100.00        653
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
ORIGINAL TERM (MONTHS)                      LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
360                                           826   144,181,003.24     100.00      6.914         358      85.77        631
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
STATED REMAINING TERM (MONTHS)              LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
301 - 360                                     826   144,181,003.24     100.00      6.914         358      85.77        631
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
FRM/ARM                                     LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
ARM                                           826   144,181,003.24     100.00      6.914         358      85.77        631
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
PRODUCT                                     LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
ARM 2/28                                      809   140,361,812.11      97.35      6.916         358      85.63        631
ARM 5/25                                       15     3,285,362.03       2.28      6.871         356      90.57        644
ARM 3/27                                        2       533,829.10       0.37      6.505         357      92.43        650
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
(MONTHS)                                    LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
0                                             346    60,287,911.80      41.81      7.028         358      85.61        636
12                                              9     1,863,170.77       1.29      6.524         357      87.34        635
24                                            470    81,283,147.45      56.38      6.850         358      86.07        627
36                                              1       746,773.22       0.52      5.630         354      62.50        677
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
LIEN                                        LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
First Lien                                    826   144,181,003.24     100.00      6.914         358      85.77        631
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
DOCUMENTATION TYPE                          LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
Full Doc                                      581    93,581,357.14      64.91      6.836         357      85.90        629
Alt Doc                                       149    32,970,733.66      22.87      6.972         358      87.77        633
SI                                             93    16,459,717.43      11.42      7.200         358      81.41        644
Lite Doc                                        3     1,169,195.01       0.81      7.504         358      80.26        559
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
LOAN PURPOSE                                LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
Cashout Refinance                             581   100,312,069.11      69.57      6.899         358      85.44        621
Purchase                                      155    28,890,127.54      20.04      7.014         358      86.94        674
Rate/Term Refinance                            90    14,978,806.59      10.39      6.821         357      85.74        620
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
PROPERTY TYPE                               LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
Single Family Detached                        717   122,881,005.30      85.23      6.912         358      86.51        625
Condominium                                    30     5,277,496.77       3.66      6.705         358      86.71        653
Duplex                                         29     4,739,204.61       3.29      6.980         357      82.94        648
6-Unit                                         13     4,393,404.95       3.05      6.901         358      77.89        667
Triplex                                         9     1,474,779.38       1.02      7.208         358      78.64        721
5-Unit                                          5     1,327,691.05       0.92      6.837         358      75.92        748
7-Unit                                          4     1,013,930.00       0.70      7.178         359      67.86        705
Townhouse                                       4       980,060.13       0.68      6.342         357      88.79        636
8-Unit                                          3       867,240.33       0.60      7.155         358      71.59        685
Quadruplex                                      6       651,885.41       0.45      7.672         357      85.01        638
Row Home                                        6       574,305.31       0.40      7.491         358      92.06        638
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
OCCUPANCY STATUS                            LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
Owner-Occupied                                711   121,156,017.83      84.03      6.899         358      86.46        622
Non-Owner Occupied                             83    15,066,800.44      10.45      7.143         358      79.59        677
Second Home                                    32     7,958,184.97       5.52      6.705         357      87.00        679
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
STATE                                       LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
New Jersey                                     71    19,903,967.94     13.800      7.159         358      83.06        658
North Carolina                                103    17,221,784.56     11.940      6.858         357      87.39        623
Wisconsin                                      66    10,708,840.84      7.430      7.095         358      87.16        631
Pennsylvania                                   78    10,455,947.62      7.250      7.422         358      84.05        608
Ohio                                           69     8,724,049.80      6.050      7.155         358      86.47        621
Georgia                                        41     6,745,494.61      4.680      6.792         357      89.74        624
Florida                                        40     6,489,262.69      4.500      6.853         357      87.01        616
Maryland                                       27     6,060,407.54      4.200      6.332         357      85.81        627
California                                     24     5,740,953.36      3.980      6.355         357      81.57        625
Virginia                                       19     4,812,259.59      3.340      6.405         357      87.13        631
Arizona                                        27     4,735,298.69      3.280      6.148         357      88.70        657
Missouri                                       33     4,397,179.21      3.050      7.063         357      87.66        612
Massachusetts                                  13     3,965,495.87      2.750      6.716         358      79.82        662
Minnesota                                      21     3,753,890.69      2.600      6.903         358      86.66        641
Michigan                                       25     3,030,917.88      2.100      7.365         358      91.56        632
Delaware                                       14     3,014,181.23      2.090      6.967         358      83.91        600
South Carolina                                 24     2,492,369.09      1.730      7.290         358      88.47        614
Illinois                                       15     2,273,136.31      1.580      7.057         358      89.29        620
Connecticut                                    10     2,222,163.82      1.540      6.658         358      82.03        671
Tennessee                                      13     2,142,957.29      1.490      6.610         356      78.76        626
Nevada                                          7     1,640,213.21      1.140      6.256         357      78.89        623
Nebraska                                       12     1,459,201.28      1.010      6.884         358      88.10        621
South Dakota                                   13     1,446,356.63      1.000      7.632         358      89.08        616
Rhode Island                                    4     1,267,843.75      0.880      6.610         359      77.31        669
Kansas                                         10     1,253,681.65      0.870      7.136         357      90.75        622
Washington                                      5     1,244,429.43      0.860      6.246         358      87.27        614
New Mexico                                      8     1,243,096.92      0.860      6.102         357      89.02        620
Colorado                                        4     1,009,872.16      0.700      7.126         357      88.57        622
Oregon                                          4       964,504.77      0.670      7.064         356      90.25        625
New Hampshire                                   2       848,538.60      0.590      6.830         358      77.94        757
Oklahoma                                        5       649,587.18      0.450      6.351         358      87.94        629
North Dakota                                    4       392,963.17      0.270      7.269         358      87.82        654
Indiana                                         3       390,877.18      0.270      8.577         358      81.47        561
Iowa                                            4       337,741.01      0.230      7.763         358      74.33        609
Montana                                         2       314,733.09      0.220      6.833         358      83.34        661
Utah                                            2       311,314.44      0.220      7.950         356      99.68        640
Kentucky                                        2       267,974.61      0.190      6.880         358      90.00        605
Texas                                           1       159,593.08      0.110      7.250         356      88.89        644
Maine                                           1        87,922.45      0.060      7.500         358      80.80        737
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
GROSS MARGIN                                LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
2.500 - 2.999                                   2       273,315.17       0.19      5.113         353      80.24        682
6.000 - 6.499                                   2       614,103.97       0.43      6.738         358      87.92        640
6.500 - 6.999                                 822   143,293,584.10      99.38      6.918         358      85.77        631
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
MINIMUM INTEREST RATE                       LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
2.500 - 2.999                                   1        95,543.48       0.07      4.625         353      90.00        639
3.000 - 3.499                                   1       177,771.69       0.12      5.375         353      75.00        705
4.500 - 4.999                                   8     1,970,244.26       1.37      4.745         355      68.55        688
5.000 - 5.499                                  20     5,022,767.97       3.48      5.266         357      78.77        661
5.500 - 5.999                                  83    16,247,302.85      11.27      5.727         357      80.83        652
6.000 - 6.499                                 101    19,364,059.23      13.43      6.221         357      83.58        640
6.500 - 6.999                                 165    31,452,440.01      21.81      6.758         358      85.35        633
7.000 - 7.499                                 153    26,269,989.89      18.22      7.207         358      89.01        634
7.500 - 7.999                                 181    28,832,409.49      20.00      7.682         358      90.00        621
8.000 - 8.499                                  63     9,165,243.36       6.36      8.181         358      86.80        597
8.500 - 8.999                                  38     4,287,393.24       2.97      8.479         358      83.03        574
9.000+                                         12     1,295,837.77       0.90      8.825         357      87.22        583
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
MAXIMUM INTEREST RATE                       LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
10.500 - 10.999                                 9     2,065,787.74       1.43      4.740         355      69.54        686
11.000 - 11.499                                21     5,200,539.66       3.61      5.270         357      78.65        662
11.500 - 11.999                                84    16,496,551.05      11.44      5.731         357      80.75        652
12.000 - 12.499                               101    19,364,059.23      13.43      6.221         357      83.58        640
12.500 - 12.999                               165    31,651,163.02      21.95      6.756         358      85.55        634
13.000 - 13.499                               154    26,454,807.60      18.35      7.214         358      89.08        634
13.500 - 13.999                               182    28,897,998.16      20.04      7.682         358      89.91        622
14.000 - 14.499                                60     8,717,083.19       6.05      8.184         358      87.09        597
14.500 - 14.999                                38     4,185,913.07       2.90      8.615         358      82.33        569
15.000+                                        12     1,147,100.52       0.80      9.233         358      84.56        550
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
INITIAL PERIODIC RATE CAP                   LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
3.000                                         826   144,181,003.24     100.00      6.914         358      85.77        631
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                                                                                            WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                           CURRENT     PCT BY    AVERAGE      STATED   WEIGHTED   WEIGHTED
                                             # OF        PRINCIPAL       CURR      GROSS   REMAINING    AVERAGE    AVERAGE
SUBSEQUENT PERIODIC RATE CAP                LOANS          BALANCE   PRIN BAL     COUPON        TERM   ORIG LTV       FICO
-----------------------------------------   -----   --------------   --------   --------   ---------   --------   --------
1.500                                         826   144,181,003.24     100.00      6.914         358      85.77        631
                                            -----   --------------   --------   --------   ---------   --------   --------
TOTAL:                                        826   144,181,003.24     100.00      6.914         358      85.77        631

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.